[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)




                      MFS(R) HIGH
                      INCOME FUND
                      ANNUAL REPORT O JANUARY 31, 1999


                               [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 37
MFS' Year 2000 Readiness Disclosure ....................................... 39
Trustees and Officers ..................................................... 41

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of January 31, 1999, MFS manages over $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $12 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Robert J. Manning]
     Robert J. Manning

For the 12 months ended January 31, 1999, Class A shares of the Fund provided a total return of 1.06%, Class B and Class C shares 0.35%, and Class I shares 1.55%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 1.55% return for the Lehman Brothers High Yield Bond Index (the Lehman Index), an unmanaged index of noninvestment-grade corporate debt. The Fund's returns also compare to a -0.93% return for the average high current yield fund as reported by Lipper Analytical Services, Inc., an independent firm that tracks mutual fund performance.

Q. WHAT WERE SOME OF THE FACTORS AFFECTING THE FUND'S PERFORMANCE THIS PAST
   YEAR?

A. It was a volatile year for most financial markets, including the high-yield bond market. In the third quarter, high-yield bond prices declined due to renewed concerns that economic problems in Asia and Russia would negatively impact the domestic economy. However, some of the more conservative industries, which are major sectors of the Fund, performed relatively well. For example, prices of high-yield bonds in the media sector rose as consolidation among cable television companies and broadcasters caused valuations to increase substantially. The Fund also benefited from having no exposure to emerging market sovereign bonds and minimal exposure to emerging market corporate bonds. On the other hand, the commodity industries, such as metal and paper companies, performed poorly in 1998, which hurt performance. Commodity prices, especially in the paper and metal sectors, were near their all-time lows due to the recession in Asia.

Q. WHAT KIND OF ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO, GIVEN THE PAST YEAR'S VOLATILITY IN THE HIGH-YIELD MARKETS?

A. Throughout 1998, our investment strategy became more conservative. We added better-quality, high-yield companies to the portfolio and reduced our cyclical exposure. We expect the lower-credit-tier companies in the high-yield market will have more credit problems as corporate profit growth declines in 1999. However, we still think the high-yield market is attractively valued.

Q. WHAT DO YOU MEAN BY ATTRACTIVELY VALUED?

A. The average yield in the high-yield market is 10.3%, compared to an average yield of 4.6% on comparable U.S. Treasuries, which gives us a spread of 5.7%. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) That's the widest level since 1991, the last time the high-yield market offered twice the yield of Treasuries. Because bond prices move in the opposite direction from yields, higher yields meant that prices for these securities went down while prices for Treasuries went up. This resulted in lower total returns for many non-Treasury fixed-income portfolios. However, in 1991, we were coming out of a recession, and we had default rates of 10%. In 1998, the default rate ran at 1.6%. In addition, the credit quality of the typical high-yield issuer is better today, and while we expect the economy to slow, we don't expect it to go into a recession. We think this environment of moderate economic growth and low inflation is favorable for high-yield bonds.

Q. STILL, YIELDS IN THIS MARKET ARE RELATIVELY HIGH, MEANING BOND PRICES ARE LOW. THAT SEEMS TO INDICATE PROBLEMS CONTINUE TO EXIST. WHY IS THAT?

A. There are a few reasons for that. One is technical. A record $141 billion in new high-yield bonds were issued in 1998, which surpassed the previous record by $22 billion. This heavy supply meant that issuers had to offer higher yields to attract investors. Another reason spreads have widened is a legitimate concern that the economy is not going to be as strong this year as it was last year, which could cause problems for some companies in the high-yield market. Finally, the ongoing turmoil in emerging markets continues to have an impact on the high-yield market because investors are still concerned about any type of risk, even though the risks in the two markets are quite different.

Q. WHERE ARE YOU FINDING INVESTMENT OPPORTUNITIES NOW?

A. We've been focusing primarily on the telecommunications sector, where we see strong growth and companies with real assets. This is our biggest industry weighting and, within this sector, we're primarily focusing on the bonds of competitive local exchange companies, better known as CLECs, which build fiber-optic networks in metropolitan areas and compete with local telephone companies for business customers. These companies, such as Colt Telecom and Metronet, have new assets in the ground and are benefiting from the tremendous growth in voice and data traffic. Another example is NTL, which offers cable and telephone services to residential customers in the United Kingdom. Microsoft just announced that it is going to invest $500 million in the company. The convergence of cable television, telecommunication, and Internet technologies provides an opportunity for investors in the high-yield market.

Q. ANY OTHER INDUSTRIES YOU'D LIKE TO TALK ABOUT?

A. Our second-largest sector is cable and media. Cable television companies have performed very well, and their valuations have risen substantially following the announcement that AT&T will acquire Telecommunications, Inc. That announcement led investors to expect further consolidation in the industry as better-capitalized, higher-rated telecom companies seek to acquire cable companies. The cable network is viewed as a very cost-efficient way to deliver telephone and high-speed Internet services to the home.

Q. WHAT ABOUT ANY SECTORS YOU'RE AVOIDING?

A. Again, we're not taking big positions in emerging market securities, and we're keeping our exposure to cyclical industries such as metal and paper companies to a minimum. Also, the Fund has benefited from being underweighted in the energy sector. We've been underweighted in that sector for a couple of years now, so when oil prices collapsed in 1998, we were largely unaffected.

Q. WHAT CAN YOU TELL US ABOUT THE FUND'S INTERNATIONAL HOLDINGS?

A. Our international exposure is primarily in Europe. There's been a tremendous growth in new issuance from European companies. The two industries in which we're investing in Europe are telecommunications and media, which are the same two sectors we've been favoring domestically. Again, we see good prospects for these companies going forward as they also benefit from the growth of the Internet, cable television, and cellular communications.

Q. WHAT DO YOU SEE AS THE GREATEST RISK TO THE HIGH-YIELD MARKET IN THE COMING YEAR?

A. Recession would be the greatest risk, but we think that's unlikely to occur in 1999. We expect the economy to grow at a moderate pace, although more slowly than in 1998. Consumer confidence and spending are still high, while unemployment and interest rates are both low. The economy could slow because of problems in Asia and because a number of sectors in the domestic economy are performing poorly. One of the major challenges facing investors in 1999 will be determining how individual companies are impacted by global economic events. Therefore, we believe that careful credit selection will remain crucial to the Fund's performance.

/s/ Robert J. Manning
    Robert J. Manning
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   ROBERT J. MANNING IS SENIOR VICE PRESIDENT, DIRECTOR OF FIXED INCOME RESEARCH, AND A MEMBER OF THE FIXED INCOME MANAGEMENT GROUP OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) HIGH INCOME FUND, MFS(R) HIGH YIELD OPPORTUNITIES FUND, MFS(R) SPECIAL VALUE TRUST, MFS(R) AMERICAN (SM) U.S. HIGH YIELD FUND, AND MFS(R) MERIDIAN(SM) U.S. HIGH YIELD FUND.

   MR. MANNING JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER OF MFS SPECIAL VALUE TRUST IN 1992, SENIOR VICE PRESIDENT IN 1993, PORTFOLIO MANAGER OF MFS HIGH INCOME FUND IN 1994, PORTFOLIO MANAGER OF MFS HIGH YIELD OPPORTUNITIES FUND IN 1998, AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED AN M.B.A. DEGREE IN FINANCE FROM BOSTON COLLEGE.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                   SEEKS HIGH CURRENT INCOME BY INVESTING PRIMARILY
                               IN A DIVERSIFIED PORTFOLIO OF FIXED-INCOME
                               SECURITIES, SOME OF WHICH MAY INVOLVE EQUITY
                               FEATURES. CAPITAL GROWTH, IF ANY, IS INCIDENTAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       FEBRUARY 17, 1978

  CLASS INCEPTION:             CLASS A  FEBRUARY 17, 1978
                               CLASS B  SEPTEMBER 27, 1993
                               CLASS C  JANUARY 3, 1994
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $1.4 BILLION NET ASSETS AS OF JANUARY 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended January 31, 1999)

           MFS High    Lehman Brothers   Lehman Brothers
         Income Fund      Corporate        High Yield
           - Class A      Bond Index       Bond Index
--------------------------------------------------------
1/94       $ 9,532         $10,000         $10,000
1/95         9,155           9,624           9,820
1/96        10,801          11,595          11,753
1/97        12,045          11,915          12,986
1/98        13,807          13,272          14,763
1/99        13,953          14,373          14,992

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended January 31, 1999)

           MFS High    Lehman Brothers   Lehman Brothers
         Income Fund      Corporate        High Yield
           - Class A      Bond Index       Bond Index
--------------------------------------------------------
1/89       $ 9,527         $10,000         $10,000
1/91         7,867          12,368           9,205
1/93        13,790          16,098          15,600
1/95        15,646          17,310          17,812
1/97        20,584          21,432          23,554
1/99        23,844          25,476          27,192

AVERAGE ANNUAL TOTAL RETURNS THROUGH JANUARY 31, 1999

CLASS A

                                                   1 Year        3 Years        5 Years   10 Years/Life
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                        +1.06%         +8.91%         +7.92%          +9.61%
---------------------------------------------------------------------------------------------------------
SEC Results                                        -3.74%         +7.16%         +6.87%          +9.08%
---------------------------------------------------------------------------------------------------------

CLASS B
                                                   1 Year        3 Years        5 Years   10 Years/Life
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                        +0.35%         +8.12%         +7.09%          +9.15%
---------------------------------------------------------------------------------------------------------
SEC Results                                        -3.35%         +7.27%         +6.80%          +9.15%
---------------------------------------------------------------------------------------------------------

CLASS C
                                                   1 Year        3 Years        5 Years   10 Years/Life
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                        +0.35%         +8.13%         +7.16%          +9.21%
---------------------------------------------------------------------------------------------------------
SEC Results                                        -0.58%         +8.13%         +7.16%          +9.21%
---------------------------------------------------------------------------------------------------------

CLASS I
                                                   1 Year        3 Years        5 Years   10 Years/Life
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                        +1.55%         +9.14%         +8.06%          +9.68%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                   1 Year        3 Years        5 Years   10 Years/Life
---------------------------------------------------------------------------------------------------------
Average high current yield fund*                  - 0.93%        + 7.98%         +7.19%         + 9.33%
---------------------------------------------------------------------------------------------------------
Lehman Brothers Corporate Bond Index#**           +18.09%        +10.55%         +7.53%         + 9.80%
---------------------------------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index+            + 1.55%        + 8.45%         +8.44%         +10.52%
---------------------------------------------------------------------------------------------------------
 * Source: Lipper Analytical Services, Inc.
 # Source: CDA/Wiesenberger.
 + Source: AIM.
** Effective July 31, 1998, we no longer use the Lehman Brothers Corporate Bond Index as a benchmark because we believe the Lehman Brothers High Yield Bond Index better reflects the Fund's investment policies and objectives. The Lehman Corporate Bond Index is an unmanaged, market-value-weighted index comprised of all public, fixed-rate, nonconvertible, investment-grade corporate debt.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C.
Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 1999

QUALITY RATINGS (U.S. BOND PORTION ONLY)
Source: Standard & Poor's and Moody's

"B"                 68.7%
"BB"                19.5%
"CCC"               11.1%
"BBB"                0.5%
"CC"                 0.2%

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS -- January 31, 1999

Bonds - 86.5%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 78.5%
  Aerospace - 4.4%
    Airplane Pass-Through Trust, 10.875s, 2019+                       $ 5,250           $    5,574,502
    Argo Tech Corp., 8.625s, 2007##                                     7,750                7,373,500
    BE Aerospace, Inc., 9.875s, 2006                                    7,150                7,507,500
    BE Aerospace, Inc., 8s, 2008                                        3,525                3,472,125
    BE Aerospace, Inc., 9.5s, 2008##                                    1,550                1,643,000
    K & F Industries, Inc., 9.25s, 2007                                 8,800                8,976,000
    L-3 Communications Corp., 10.375s, 2007                             4,440                4,906,200
    L-3 Communications Corp., 8s, 2008##                                3,200                3,264,000
    L-3 Communications Corp., 8.5s, 2008                                3,750                3,918,750
    MOOG, Inc., 10s, 2006                                               9,515                9,752,875
    Stellex Industries, Inc., 9.5s, 2007                                1,540                1,320,550
    United Defense Industries, Inc., 8.75s, 2007                        2,410                2,428,075
                                                                                        --------------
                                                                                        $   60,137,077
--------------------------------------------------------------------------------------------------------
  Building Materials - 3.5%
    AAF-McQuay, Inc., 8.875s, 2003                                    $ 7,125           $    6,929,063
    American Standard, Inc., 7.375s, 2008                               9,450                9,520,875
    Building Materials Corp., 8.625s, 2006                             12,890               13,147,800
    Building Materials Corp., 8s, 2007##                                3,000                2,955,000
    Nortek, Inc., 9.875s, 2004                                          1,392                1,447,680
    Nortek, Inc., 9.25s, 2007                                           5,925                6,117,562
    Schuff Steel Co., 10.5s, 2008                                       3,170                2,813,375
    UDC Homes, Inc., 12.5s, 2000                                           30                   16,650
    Williams Scotsman, Inc., 9.875s, 2007                               4,525                4,683,375
                                                                                        --------------
                                                                                        $   47,631,380
--------------------------------------------------------------------------------------------------------
  Business Services - 2.4%
    Anacomp, Inc., 10.875s, 2004                                      $ 6,175           $    6,422,000
    Iron Mountain, Inc., 10.125s, 2006                                 10,275               11,251,125
    Pierce Leahy Corp., 11.125s, 2006                                   3,477                3,807,315
    Pierce Leahy Corp., 9.125s, 2007                                    3,225                3,418,500
    Unisys Corp., 12s, 2003                                             6,825                7,575,750
                                                                                        --------------
                                                                                        $   32,474,690
--------------------------------------------------------------------------------------------------------
  Chemicals - 1.7%
    NL Industries, Inc., 11.75s, 2003                                 $16,505           $   17,660,350
    Sterling Chemicals, Inc., 11.25s, 2007                              6,375                5,355,000
                                                                                        --------------
                                                                                        $   23,015,350
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.7%
    American Safety Razor Co., 9.875s, 2005                           $ 7,060           $    7,342,400
    General Binding Corp., 9.375s, 2008                                 4,200                4,226,250
    Kindercare Learning Centers, Inc., 9.5s, 2009                       5,250                5,250,000
    Polymer Group, Inc., 9s, 2007                                       8,590                8,643,687
    Polymer Group, Inc., 8.75s, 2008                                    3,000                2,985,000
    Remington Products Co. LLC, 11s, 2006                               5,715                4,043,363
    Revlon Consumer Products Corp., 8.125s, 2006                        8,190                7,780,500
    Samsonite Corp., 10.75s, 2008                                       1,770                1,416,000
    Synthetic Industries, Inc., 9.25s, 2007                             8,290                8,621,600
                                                                                        --------------
                                                                                        $   50,308,800
--------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 4.6%
    Applied Extrusion Technologies, Inc., 11.5s, 2002                 $ 4,900           $    5,047,000
    Atlantis Group, Inc., 11s, 2003                                     3,875                3,913,750
    Ball Corp., 7.75s, 2006##                                           2,115                2,220,750
    Ball Corp., 8.25s, 2008##                                           5,140                5,422,700
    Buckeye Cellulose Corp., 8.5s, 2005                                 1,250                1,300,000
    Buckeye Cellulose Corp., 9.25s, 2008                                3,875                4,107,500
    Florida Coast Paper Co. LLC, 12.75s, 2003**                         3,775                1,661,000
    Gaylord Container Corp., 9.75s, 2007                                5,750                5,318,750
    Gaylord Container Corp., 9.875s, 2008                               5,515                4,329,275
    Graham Packaging/GPC Capital Co., 8.75s, 2008                       3,930                3,969,300
    Silgan Holdings, Inc., 9s, 2009                                     5,650                5,720,625
    Speciality Paperboard, Inc., 9.375s, 2006                           5,350                5,403,500
    U.S. Can Corp., 10.125s, 2006                                       5,700                6,013,500
    U.S. Timberlands, 9.625s, 2007                                      8,910                9,021,375
                                                                                        --------------
                                                                                        $   63,449,025
--------------------------------------------------------------------------------------------------------
  Energy - 3.8%
    AmeriGas Partners LP, 10.125s, 2007                               $ 3,400           $    3,434,000
    Cheasapeake Energy Corp., 9.625s, 2005                             10,750                7,955,000
    Clark USA, Inc., 10.875s, 2005                                      3,890                3,617,700
    Continental Resources, Inc., 10.25s, 2009                           6,150                4,797,000
    Forest Oil Corp., 10.5s, 2006                                       4,875                4,817,036
    Giant Industries, Inc., 9s, 2007                                      100                   93,250
    Gulfmark Offshore, Inc., 8.75s, 2008                                3,565                3,475,875
    HS Resources, Inc., 9.25s, 2006                                     7,975                7,686,000
    P&L Coal Holdings Corp., 8.875s, 2008                               2,100                2,170,875
    P&L Coal Holdings Corp., 9.625s, 2008                               6,950                7,210,625
    Petsec Energy, Inc., 9.5s, 2007                                     2,105                1,094,600
    Pool Energy Services Co., 8.625s, 2008                              1,955                2,033,200
    Pride Petroleum Services, Inc., 9.375s, 2007                        4,075                3,850,875
                                                                                        --------------
                                                                                        $   52,236,036
--------------------------------------------------------------------------------------------------------
  Entertainment - 2.1%
      AMC Entertainment, Inc., 9.5s, 2009                             $ 7,360           $    7,304,800
      American Skiing Co., 12s, 2006                                    5,300                5,339,750
      Cinemark USA, Inc., 9.625s, 2008                                  8,950                9,218,500
      Hollywood Theaters, Inc., 10.625s, 2007                           2,025                1,412,437
      Regal Cinemas, Inc., 9.5s, 2008##                                 5,890                5,948,900
                                                                                        --------------
                                                                                        $   29,224,387
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.8%
    Americo Life, Inc., 9.25s, 2005                                   $ 2,050           $    2,098,688
    Jorgansen Bank, 8.938s, 2004                                        4,963                4,838,437
    Merrill Lynch Mortgage Investors, Inc., 8.331s, 2022+               4,500                4,265,859
                                                                                        --------------
                                                                                        $   11,202,984
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.8%
    Willis Corroon Corp., 9s, 2009                                    $11,025           $   11,093,906
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.1%
    Fage Dairy Industries SA, 9s, 2007                                $ 2,700           $    2,268,000
    Friendly Ice Cream Corp., 10.5s, 2007                               2,783                2,511,658
    Specialty Foods Corp., 10.25s, 2001                                10,230                9,718,500
                                                                                        --------------
                                                                                        $   14,498,158
--------------------------------------------------------------------------------------------------------
  Gaming and Hotels - 3.8%
    Boyd Gaming Corp., 9.5s, 2007                                     $ 3,460           $    3,529,200
    Casino America, Inc., 12.5s, 2003                                   5,900                6,549,000
    Circus Circus Enterprises, Inc., 6.45s, 2006                        2,325                2,110,426
    Coast Hotels & Casinos, Inc., 13s, 2002                             3,625                4,078,125
    Eldorado Resorts, 10.5s, 2006                                       5,455                5,782,300
    Lady Luck Gaming Corp., 11.875s, 2001                              12,610               12,862,200
    Prime Hospitality Corp., 9.75s, 2007                                4,795                4,938,850
    Red Roof Inns, Inc., 9.625s, 2003                                   3,630                3,611,850
    Santa Fe Hotel, Inc., 11s, 2000                                     5,295                5,003,775
    Station Casinos, Inc., 8.875s, 2008##                               3,750                3,853,125
                                                                                        --------------
                                                                                        $   52,318,851
--------------------------------------------------------------------------------------------------------
  Industrial - 7.6%
    Allied Waste North America, 7.875s, 2009##                        $ 7,125           $    7,356,563
    Clark Refining & Marketing, Inc., 8.625s, 2008                      4,900                4,832,625
    Day International Group, Inc., 11.125s, 2005                        3,670                3,954,425
    Envirosource, Inc., 9.75s, 2003                                     4,000                3,520,000
    Furon Co., 8.125s, 2008                                             4,800                4,776,000
    Grove Worldwide LLC/Capital, Inc., 9.25s, 2008##                    1,970                1,782,850
    Hayes Wheels International, Inc., 11s, 2006                         4,525                5,034,062
    Hayes Wheels International, Inc., 9.125s, 2007                      5,650                5,932,500
    Haynes International, Inc., 11.625s, 2004                           6,475                5,503,750
    IMO Industries, Inc., 11.75s, 2006                                  7,825                8,059,750
    Interlake Corp., 12s, 2001                                         12,135               12,984,450
    Interlake Corp., 12.125s, 2002                                      1,950                1,969,500
    International Knife & Saw, Inc., 11.375s, 2006                      2,060                2,114,075
    Johnstown America Industries, 11.75s, 2005                          2,670                2,830,200
    Mark IV Industries, Inc., 7.75s, 2006                               2,700                2,639,250
    Newcor, Inc., 9.875s, 2008                                          6,450                5,740,500
    Numatics, Inc., 9.625s, 2008                                        1,440                1,353,600
    Oxford Automotive, Inc., 10.125s, 2007                              4,025                4,165,875
    Psinet, Inc., 10s, 2005                                             1,445                1,488,350
    Psinet, Inc., 11.5s, 2008##                                         3,850                4,196,500
    Simonds Industries, Inc., 10.25s, 2008                              2,650                2,729,500
    Talon Automotive Group, Inc., 9.625s, 2008                            375                  348,750
    Thermadyne Holdings Corp. 0s to 2003, 12.5s to 2008                12,375                5,321,250
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                6,250                5,796,875
                                                                                        --------------
                                                                                        $  104,431,200
--------------------------------------------------------------------------------------------------------
  Media - 15.1%
    Acme Television LLC, 0s to 2000, 10.875s to 2004                  $ 4,500           $    3,774,375
    Adelphia Communications Corp., 8.375s, 2008##                       9,225                9,617,062
    Allbritton Communications Co., 9.75s, 2007                          4,775                5,097,313
    Avalon Cable Holdings LLC, 0s to 2003, 11.875s to 2008##            8,000                4,880,000
    Avalon Cable of Michigan, 9.375s, 2008##                            2,000                2,102,500
    Big Flower Press Holdings, Inc., 8.875s, 2007                       4,430                4,529,675
    Big Flower Press Holdings, Inc., 8.625s, 2008##                     2,225                2,269,500
    Bresnan Communications Group, 0s to 2004, 9.25s to 2009##           3,475                2,306,531
    Bresnan Communications Group, 8s, 2009##                            1,425                1,457,063
    Century Communications Corp., 0s, 2008                                100                   53,500
    Chancellor Media Corp., 8.125s, 2007                                1,550                1,612,000
    Chancellor Media Corp., 8.75s, 2007                                 4,135                4,383,100
    Chancellor Media Corp., 8s, 2008##                                  7,700                8,296,750
    Charter Communications Southeast LP, 11.25s, 2006                   7,575                8,673,375
    Classic Cable, Inc., 9.875s, 2008##                                 2,975                3,123,750
    Classic Communications, Inc., 0s to 2003, 13.25s to 2009            3,000                1,875,000
    CSC Holdings, Inc., 9.25s, 2005                                     1,900                2,061,500
    CSC Holdings, Inc., 8.125s, 2009                                    6,000                6,614,160
    Cumulus Media, Inc., 10.375s, 2008                                  3,525                3,824,625
    Digital Television Services, Inc., 12.5s, 2007                      7,100                7,810,000
    Echostar Dbs Corp., 9.375s, 2009                                    7,650                7,841,250
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                        9,525                9,906,000
    FrontierVision Holding LP, 0s to 2001, 11.87s to 2007               1,445                1,253,538
    FrontierVision Holding LP, 0s to 2001, 11.875s to 2007##            4,000                3,490,000
    Frontiervision Operating Partnership LP, 11s, 2006##                2,850                3,199,125
    Golden Books Publishing, Inc., 7.65s, 2002**                        7,285                2,919,537
    Granite Broadcasting Corp., 10.375s, 2005                           2,600                2,691,000
    Granite Broadcasting Corp., 8.875s, 2008                            3,500                3,377,500
    Hollinger International Publishing, Inc., 9.25s, 2007               7,475                7,979,562
    Intermedia Capital Partners IV, LP, 11.25s, 2006                    6,200                7,192,000
    Jacor Communications Co., 8s, 2010                                  3,320                3,469,400
    Lenfest Communications, Inc., 8.375s, 2005                          2,000                2,180,000
    Lenfest Communications, Inc., 10.5s, 2006                           6,990                8,248,200
    Liberty Group Operating, Inc., 9.375s, 2008                         4,770                4,722,300
    LIN Holdings Corp., 0s to 2003, 10s to 2008                         1,500                1,125,000
    LIN Television Corp., 8.375s, 2008                                  6,100                6,389,750
    Marcus Cable Operating Co., 0s to 1999, 13.5s to 2004               4,000                4,040,000
    Marvel Holdings, Inc., 0s, 1999**(+)                               11,125                        0
    NTL, Inc., 0s to 2003, 12.375s to 2008##                           17,390               12,010,387
    Outdoor Systems, Inc., 8.875s, 2007                                 3,950                4,266,000
    Rogers Cablesystems, Inc., 9.625s, 2002                               750                  813,750
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008##              11,125                6,341,250
    Telewest PLC, 11.25s, 2008##                                        2,000                2,380,000
    Transwestern Publishing Co., 9.625s, 2007                           3,150                3,283,875
    United International Holdings, Inc., 10.75s, 2008                  10,150                6,800,500
    World Color Press, Inc., 8.375s, 2008##                             4,550                4,663,750
    Young Broadcasting, Inc., 8.75s, 2007                               1,850                1,914,750
                                                                                        --------------
                                                                                        $  206,860,203
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.2%
    Alaris Medical, Inc., 0s to 2003, 11.125s to 2008##               $ 6,410           $    3,813,950
    Beverly Enterprises, Inc., 9s, 2006                                 4,050                4,212,000
    Fresenius Medical Care Capital Trust, 7.875s, 2008                  2,400                2,400,000
    Oxford Health Plans, Inc., 11s, 2005##                              2,525                2,537,625
    Pharmerica, Inc., 8.375s, 2008                                      4,450                4,761,500
    Prime Medical Services, Inc., 8.75s, 2008                           5,985                5,506,200
    Tenet Healthcare Corp., 8.125s, 2008##                              7,000                7,210,000
                                                                                        --------------
                                                                                        $   30,441,275
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.7%
    Acme Metals, Inc., 10.875s, 2007                                  $ 2,675           $      347,750
    Ak Steel Holdings Corp., 9.125s, 2006                               3,385                3,621,950
    Commonwealth Aluminum Corp., 10.75s, 2006                           5,050                5,050,000
    Doe Run Resources Corp., 11.25s, 2005##                             4,250                3,612,500
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                      3,550                3,443,500
    Metal Management, Inc., 10s, 2008                                   5,775                3,465,000
    Ryerson Tull, Inc., 9.125s, 2006                                    1,050                1,144,500
    WCI Steel, Inc., 10s, 2004                                          2,750                2,763,750
    Wheeling Pittsburgh Corp., 9.25s, 2007                                600                  564,000
                                                                                        --------------
                                                                                        $   24,012,950
--------------------------------------------------------------------------------------------------------

  Retail - 2.6%
    Affinity Group Holding, Inc., 11s, 2007                           $ 2,500           $    2,581,250
    Cole National Group, Inc., 8.625s, 2007                             6,325                6,230,125
    Finlay Enterprises, Inc., 9s, 2008                                  1,250                1,131,250
    Finlay Fine Jewelry Corp., 8.375s, 2008                             5,725                5,410,125
    J.Crew Operating Corp., 10.375s, 2007                               5,265                4,791,150
    Musicland Group, Inc., 9s, 2003                                     3,150                3,118,500
    Musicland Group, Inc., 9.875s, 2008                                 4,475                4,519,750
    Southland Corp., 5s, 2003                                           9,225                8,118,000
                                                                                        --------------
                                                                                        $   35,900,150
--------------------------------------------------------------------------------------------------------
  Supermarkets - 1.3%
    Jitney-Jungle Stores of America, Inc., 12s, 2006                  $ 5,950           $    6,664,000
    Marsh Supermarkets, Inc., 8.875s, 2007                              1,060                1,128,900
    Pathmark Stores, Inc., 0s to 1999, 10.75s to 2003                     465                  404,550
    Pathmark Stores, Inc., 9.625s, 2003                                 8,025                8,185,500
    Penn Traffic Co., 8.625s, 2003**                                    4,130                1,982,400
                                                                                        --------------
                                                                                        $   18,365,350
--------------------------------------------------------------------------------------------------------
  Telecommunications - 13.8%
    Allegiance Telecommunications, Inc., 0s to 2003,
      11.75s to 2008                                                  $ 5,475           $    2,956,500
    Allegiance Telecommunications, Inc., 12.875s, 2008                  4,000                4,120,000
    Americian Cellular Corp., 10.5s, 2008##                             5,100                5,304,000
    AMSC Acquisition Co., Inc., 12.25s, 2008                            5,800                2,813,000
    Buckeye Technologies, Inc., 8s, 2010                                1,750                1,767,500
    Centennial Cellular Operating Co., 10.75s, 2008##                   6,975                7,358,625
    DTI Holdings, Inc., 0s to 2003, 12.5s to 2008                       9,675                2,322,000
    Esat Holdings Ltd., 0s to 2002, 12.5s to 2007                       2,825                1,906,875
    Esi Tractebel Acquisition Corp., 7.99s, 2011                        2,150                2,136,562
    Exodus Communications, Inc., 11.25s, 2008                           5,150                5,407,500
    Flag Ltd., 8.25s, 2008                                              1,510                1,479,800
    GCI, Inc., 9.75s, 2007                                              3,345                3,328,275
    Global Crossings Holdings Ltd., 9.625s, 2008##                      7,600                8,037,000
    Hermes Europe Railtel B.V., 10.375s, 2009##                         3,450                3,674,250
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                       9,325                7,180,250
    Intermedia Communications, Inc., 8.875s, 2007                       5,460                5,350,800
    Intermedia Communications, Inc., 8.5s, 2008                         1,000                  962,500
    ITC Deltacom, Inc., 11s, 2007                                       4,094                4,503,400
    ITC Deltacom, Inc., 9.75s, 2008##                                   6,250                6,593,750
    Level 3 Communications, Inc., 9.125s, 2008                          7,660                7,602,550
    McCaw International Ltd., 0s to 2002, 13s to 2007                   6,275                3,521,844
    Metromedia Fiber Network, Inc., 10s, 2008##                         6,075                6,439,500
    MJD Communications, Inc., 9.5s, 2008                                3,850                3,917,375
    Mobile Telecommunication Technologies Corp., 13.5s, 2002            9,015               10,254,562
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007              3,305                2,148,250
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008              6,350                4,064,000
    Nextel International, Inc., 0s to 2003, 12.125 to 2008              7,525                3,489,719
    Nextlink Communications, Inc., 9.625s, 2007                         3,450                3,398,250
    Northeast Optic Network, 12.75s, 2008                               3,350                3,383,500
    Orbital Imaging Corp., 11.625s, 2005                                  505                  525,200
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008##               6,240                2,932,800
    Pathnet, Inc., 12.25s, 2008                                           935                  542,300
    Pinnacle Holdings, Inc., 0s to 2003, 10s to 2008                    8,100                4,920,750
    Qwest Communications International, Inc., 0s to 2002,
      9.47s to 2007                                                       580                  464,000
    Qwest Communications International, Inc., 10.875s, 2007             1,228                1,416,805
    Qwest Communications International, Inc., 7.25s, 2008##             2,100                2,199,750
    Qwest Communications International, Inc., 7.5s, 2008##              6,375                6,757,500
    Rural Cellular Corp., 9.625s, 2008                                  3,200                3,312,000
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008##               5,420                2,710,000
    Sprint Spectrum LP, 11s, 2006                                         450                  517,500
    Telesystem International Wireless, Inc., 0s to 2002,
      13.25s to 2007                                                   11,085                4,567,144
    Time Warner Telecommunications, Inc., 9.75s, 2008                   9,650               10,325,500
    Triton PCS, Inc., 0s to 2003, 11s to 2008                           7,925                4,279,500
    Unisystem Corp., 7.875s, 2008                                       3,780                3,969,000
    Verio, Inc., 10.375s, 2005                                          1,025                1,055,750
    Viatel, Inc., 0s to 2003, 12.5s to 2008                             1,875                1,096,875
    Viatel, Inc., 11.25s, 2008                                          3,375                3,391,875
    Western Wireless Corp., 10.5s, 2007                                 7,900                8,591,250
                                                                                        --------------
                                                                                        $  188,997,636
--------------------------------------------------------------------------------------------------------
  Transportation - 0.3%
    Moran Transportation Co., 11.75s, 2004                            $ 3,500           $    3,784,375
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.2%
    CalEnergy Co., Inc., 7.52s, 2008                                  $ 4,000           $    4,317,440
    El Paso Electric Co., 8.9s, 2006                                    4,645                5,150,748
    International Utility Structures, 10.75s, 2008                      3,600                3,402,000
    Niagara Mohawk Power Corp., 7.625s, 2005                            4,000                4,226,280
                                                                                        --------------
                                                                                        $   17,096,468
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $1,077,480,251
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 8.0%
  Canada - 2.4%
    Clearnet Communications, Inc., 0s to 2000, 14.75s
      to 2005 (Telecommunications)                                    $   375           $      325,313
    Metronet Communications Corp., 0s to 2002, 10.75s
      to 2007 (Telecommunications)                                      6,000                4,320,000
    Metronet Communications Corp., 0s to 2003, 9.95s to
      2008 (Telecommunications)                                        12,150                8,262,000
    Metronet Communications Corp., 12s, 2007
      (Telecommunications)                                            $ 3,250           $    3,721,250
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                 6,025                4,548,875
    Repap New Brunswick, Inc., 9s, 2004 (Container,
      Forest and Paper Products)                                        1,825                1,733,750
    Rogers Cablesystems, Inc., 10.125s, 2012 (Media)                    5,700                6,327,000
    Rogers Cantel, Inc., 9.375s, 2008
      (Telecommunications)                                              4,000                4,320,000
                                                                                        --------------
                                                                                        $   33,558,188
--------------------------------------------------------------------------------------------------------
  Luxembourg - 0.6%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.5s to 2006 (Telecommunications)                  $11,315           $    8,203,375
--------------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    Satelites Mexicanos SA De CV, 10.125s, 2004
      (Telecommunications)##                                          $ 5,390           $    4,352,425
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.0%
    PTC International Finance B.V., 0s to 2002, 10.75s
      to 2007 (Financial Services)                                      2,515                1,751,069
    Versatel Telecom B.V., 13.25s, 2008
      (Telecommunications)                                             10,925               11,307,375
                                                                                        --------------
                                                                                        $   13,058,444
--------------------------------------------------------------------------------------------------------
  Thailand - 0.2%
    Jasmine Submarine Telecommunications Ltd., 8.483s,
      2011 (Telecommunications)##                                     $ 3,377           $    2,727,394
--------------------------------------------------------------------------------------------------------
  United Kingdom - 3.5%
    Colt Telecommunications Group PLC, 0s to 2001, 12s
      to 2006 (Telecommunications)                                    $14,395           $   12,235,750
    Colt Telecommunications Group PLC, 8.875s, 2007
      (Telecommunications)                                              8,000                4,770,706
    Dialog Corp. PLC, 11s, 2007 (Telecommunications)                    3,410                3,333,275
    Dolphin Telecom PLC, 11.5s, 2008
      (Telecommunications)                                             10,900                4,196,500
    Esat Telecom Group PLC, 0s to 2002, 12.5s to 2007
      (Telecommunications)                                              3,150                2,126,250
    Esat Telecom Group PLC, 11.875s, 2008
      (Telecommunications)##                                            6,075                6,318,000
    Esprit Telecom Group PLC, 11.5s, 2007
      (Telecommunications)##                                            2,500                2,625,000
    Espirit Telecom Group PLC, 10.875s, 2008
      (Telecommunications)                                              6,250                6,562,500
    Telewest PLC, 9.625s, 2006 (Media)                                  5,925                6,369,375
                                                                                        --------------
                                                                                        $   48,537,356
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $  110,437,182
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,210,570,140)                                           $1,187,917,433
--------------------------------------------------------------------------------------------------------

Stocks - 0.1%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks
    Building Materials
      Atlantic Gulf Communities Corp.+*                                   690           $          712
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Ranger Industries, Inc.++*                                        266,768           $       74,962
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $       75,674
--------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 0.1%
    Gaylord Container Corp.*                                          100,000           $      656,250
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $7,846,689)                                              $      731,924
--------------------------------------------------------------------------------------------------------

Preferred Stock - 3.5%
---------------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc., 14%##++                                8,898           $            0
--------------------------------------------------------------------------------------------------------
  Energy - 0.4%
    CSC Holdings, Inc., 11.125%                                        46,708           $    5,441,482
--------------------------------------------------------------------------------------------------------
  Media - 0.6%
    Granite Broadcasting Corp., 12.75%                                  1,000           $       38,000
    Primedia, Inc., 8.625%*                                            88,550                8,589,439
                                                                                        --------------
                                                                                        $    8,627,439
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.2%
    Clark USA, Inc.*                                                    3,186           $    2,548,800
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.6%
    Supermarkets General Holdings Corp.*++                            323,098           $    8,723,646
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.5%
    Crown Castle International Corp.##*                                 6,160           $    6,406,400
    E Spire Communications, Inc.                                          159                   60,420
    Global Crossing Holdings Ltd.##*                                   32,200                3,147,550
    ICG Funding LLC, 6.75%##*                                          49,750                2,363,125
    Nextel Communications, Inc. 13%                                     2,016                2,106,720
    Rural Cellular Corp., 11.375%                                       5,873                5,696,810
    Viatel, Inc.*                                                       3,528                  317,520
                                                                                        --------------
                                                                                        $   20,098,545
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    El Paso Electric Co.*                                              29,598           $    3,129,988
--------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $50,150,520)                                    $   48,569,900
--------------------------------------------------------------------------------------------------------

Warrants - 0.4%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
    Allegiance Telecommunications, Inc.,
      (Telecommunications)*                                             7,700           $       13,475
    American Mobile Satellite Corp.
      (Telecommunications)##*                                           5,800                   14,500
    CHC Helicopter Corp. (Transportation)*                             16,000                   48,000
    Colt Telecommunications Group PLC
      (Telecommunications)##*                                           6,376                3,830,063
    DTI Holdings, Inc. (Telecommunications)*                           48,375                    2,419
    Envirosource, Inc. (Industrial)+*                                     238                      744
    Esat Holdings Ltd. (Telecommunications)##*                          2,825                  190,688
    Grand Palais Resorts (Gaming, Hotels)##*                          111,660                        0
    Hemmeter (Entertainment)*                                         111,660                        0
    ICO, Inc. (Energy)*                                               706,250                  430,812
    Knology Holdings, Inc. (Telecommunications)##*                      2,475                    4,962
    Loral Orion Network Systems Inc.
      (Telecommunications)*                                            16,775                  251,950
    McCaw International Ltd. (Telecommunications)##*                    7,225                    9,031
    Metronet Communications Corp.
      (Telecommunications)##*                                           3,250                   97,500
    Orbital Imaging Corp. (Telecommunications)##*                         505                   20,200
    Pathnet, Inc. (Telecommunications)##*                                 935                    9,350
    Renaissance Cosmetics, Inc. (Consumer Goods and
      Services)*++                                                      7,189                        0
    Republic Health Corp. (Medical Health and
      Technology and Services)*                                         2,500                        0
    Versatel Telecom B.V. (Telecommunications)*                        10,925                  109,250
--------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $2,611,690)                                            $    5,032,944
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 8.1%
---------------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Agricultural Mortgage Corp., due 2/02/99                  $ 6,100           $    6,099,188
    Federal Home Loan Bank Corp., due 2/03/99 - 2/10/99                20,030               20,015,590
    Federal Home Loan Mortgage Corp., due 2/04/99 - 2/22/99            71,500               71,406,188
    General Electric Capital Corp., due 2/01/99                        14,270               14,270,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $  111,790,966
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,382,970,005)                                     $1,354,043,167
Other Assets, Less Liabilities - 1.4%                                                       19,769,019
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,373,812,186
--------------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  + Restricted security.
 ++ Affiliated issue as are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(+) Security valued by or at the direction of the Trustees.

See portfolio notes and notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
JANUARY 31, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value:
    Unaffiliated issuers (identified cost,
      $1,369,303,209)                                           $1,353,968,205
    Affiliated issuer (identified cost, $13,666,796)                 8,798,608
                                                                --------------
      Total investments, at value (identified cost,
        $1,382,970,005)                                         $1,354,043,167
  Cash                                                                 682,712
  Net receivable for forward foreign currency exchange
    contracts subject to
    master netting agreements                                          161,111
  Receivable for Fund shares sold                                   13,773,612
  Receivable for investments sold                                    5,850,079
  Interest and dividends receivable                                 27,820,935
  Other assets                                                           7,569
                                                                --------------
      Total assets                                              $1,402,339,185
                                                                --------------
Liabilities:
  Distributions payable                                           $  4,103,204
  Payable for Fund shares reacquired                                 2,415,858
  Payable for investments purchased                                 21,245,692
  Payable to affiliates -
    Management fee                                                      49,747
    Shareholder servicing agent fee                                     12,617
    Distribution and service fee                                       382,614
    Administrative fee                                                   1,607
  Accrued expenses and other liabilities                               315,660
                                                                --------------
      Total liabilities                                         $   28,526,999
                                                                --------------
Net assets                                                      $1,373,812,186
                                                                ==============

Net assets consist of:
  Paid-in capital                                               $1,572,574,556
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                (28,767,646)
  Accumulated net realized loss on investments and
    foreign currency transactions                                 (166,139,215)
  Accumulated distributions in excess of net investment
    income                                                          (3,855,509)
                                                                --------------
      Total                                                     $1,373,812,186
                                                                ==============
Shares of beneficial interest outstanding                        263,549,814
                                                                 ===========

Class A shares:
  Net asset value per share
    (net assets of $792,295,943 / 152,034,018 shares of
     beneficial interest outstanding)                               $5.21
                                                                    =====
  Offering price per share (100 / 95.25)                            $5.47
                                                                    =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $479,180,874 / 91,918,856 shares of
     beneficial interest outstanding)                               $5.21
                                                                    =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $93,670,542 / 17,932,651 shares of
     beneficial interest outstanding)                               $5.22
                                                                    =====

Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $8,664,827 / 1,664,289 shares of
     beneficial interest outstanding)                               $5.21
                                                                    =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JANUARY 31, 1999
-------------------------------------------------------------------------------
Net investment income:

  Income -
    Interest                                                       $120,180,854
    Dividend                                                          1,659,710
                                                                   ------------
      Total investment income                                      $121,840,564
                                                                   ------------
  Expenses -
    Management fee                                                 $  5,666,195
    Trustees' compensation                                               72,131
    Shareholder servicing agent fee                                   1,433,291
    Distribution and service fee (Class A)                            2,274,686
    Distribution and service fee (Class B)                            4,370,497
    Distribution and service fee (Class C)                              748,223
    Administrative fee                                                  153,152
    Custodian fee                                                       384,629
    Printing                                                             70,862
    Postage                                                             199,239
    Auditing fees                                                        50,280
    Legal fees                                                           17,286
    Miscellaneous                                                       692,326
                                                                   ------------
      Total expenses                                               $ 16,132,797
    Fees paid indirectly                                               (335,673)
                                                                   ------------
      Net expenses                                                 $ 15,797,124
                                                                   ------------
        Net investment income                                      $106,043,440
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(17,055,276)
    Foreign currency transactions                                      (237,475)
                                                                   ------------
        Net realized loss on investments and foreign currency
          transactions                                             $(17,292,751)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(69,481,307)
    Translation of assets and liabilities in foreign currencies          64,146
                                                                   ------------
        Net unrealized loss on investments and foreign currency
          translation                                              $(69,417,161)
                                                                   ------------
          Net realized and unrealized loss on investments and
            foreign currency translation                           $(86,709,912)
                                                                   ------------
            Increase in net assets from operations                 $ 19,333,528
                                                                   ============
See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                                 1999                         1998
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $  106,043,440               $   88,991,612
                                                             --------------               --------------
  Net realized gain (loss) on investments and foreign
    currency transactions                                       (17,292,751)                  39,344,739
  Net unrealized gain (loss) on investments and foreign
    currency translations                                       (69,417,161)                  15,114,461
                                                             --------------               --------------
    Increase in net assets from operations                   $   19,333,528               $  143,450,812
                                                             --------------               --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (64,963,363)              $  (59,383,797)
  From net investment income (Class B)                          (34,576,764)                 (26,332,601)
  From net investment income (Class C)                           (5,923,315)                  (3,173,754)
  From net investment income (Class I)                             (579,998)                    (296,634)
  In excess of net investment income (Class A)                   (1,294,009)                  --
  In excess of net investment income (Class B)                     (688,737)                  --
  In excess of net investment income (Class C)                     (117,987)                  --
  In excess of net investment income (Class I)                      (11,553)                  --
                                                             --------------               --------------
    Total distributions declared to shareholders             $ (108,155,726)              $  (89,186,786)
                                                             --------------               --------------
Net increase in net assets from Fund share transactions      $  247,514,049               $  156,558,951
                                                             --------------               --------------
    Total increase in net assets                             $  158,691,851               $  210,822,977
Net assets:
  At beginning of period                                      1,215,120,335                1,004,297,358
                                                             --------------               --------------
At end of period (including accumulated distributions
  in excess of net investment income of $3,855,509 and
  $2,800,915, respectively)                                  $1,373,812,186               $1,215,120,335
                                                             ==============               ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                               1999              1998             1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $ 5.62            $ 5.35           $ 5.24          $ 4.84          $ 5.50
                                                   ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income                            $ 0.46            $ 0.47           $ 0.47          $ 0.45          $ 0.44
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                    (0.40)             0.27             0.10            0.39           (0.66)
                                                   ------            ------           ------          ------          ------
      Total from investment operations             $ 0.06            $ 0.74           $ 0.57          $ 0.84          $(0.22)
                                                   ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.46)           $(0.47)          $(0.46)         $(0.44)         $(0.43)
  In excess of net investment income                (0.01)             --               --              --              --
  From net realized gain on investments and
    foreign currency transactions                    --                --               --              --             (0.01)
                                                   ------            ------           ------          ------          ------
      Total distributions declared to
        shareholders                               $(0.47)           $(0.47)          $(0.46)         $(0.44)         $(0.44)
                                                   ------            ------           ------          ------          ------
Net asset value - end of period                    $ 5.21            $ 5.62           $ 5.35          $ 5.24          $ 4.84
                                                   ======            ======           ======          ======          ======
Total return(+)                                     1.06%            14.63%           11.52%          17.97%         (3.95)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        0.99%             1.01%            1.02%           1.00%           0.99%
  Net investment income                             8.62%             8.56%            8.92%           8.83%           8.65%
Portfolio turnover                                   135%              137%              87%             59%             59%
Net assets at end of period (000,000
  omitted)                                           $792              $766             $672            $620            $524

  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                               1999              1998             1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $ 5.62            $ 5.35           $ 5.24          $ 4.84          $ 5.50
                                                   ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income                            $ 0.43            $ 0.43           $ 0.43          $ 0.41          $ 0.39
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                    (0.40)             0.27             0.10            0.39           (0.65)
                                                   ------            ------           ------          ------          ------
      Total from investment operations             $ 0.03            $ 0.70           $ 0.53          $ 0.80          $(0.26)
                                                   ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.43)           $(0.43)          $(0.42)         $(0.40)         $(0.39)
  In excess of net investment income                (0.01)             --               --              --             (0.01)
                                                   ------            ------           ------          ------          ------
      Total distributions declared to
        shareholders                               $(0.44)           $(0.43)          $(0.42)         $(0.40)         $(0.40)
                                                   ------            ------           ------          ------          ------
Net asset value - end of period                    $ 5.21            $ 5.62           $ 5.35          $ 5.24          $ 4.84
                                                   ======            ======           ======          ======          ======
Total return                                        0.35%            13.83%           10.66%          16.98%         (4.77)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.69%             1.70%            1.79%           1.85%           1.85%
  Net investment income                             7.92%             7.82%            8.13%           7.99%           7.79%
Portfolio turnover                                   135%              137%              87%             59%             59%
Net assets at end of period (000,000
  omitted)                                           $479              $385             $301            $283            $286

 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                               1999              1998             1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $ 5.64            $ 5.36           $ 5.25          $ 4.85          $ 5.50
                                                   ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income                            $ 0.42            $ 0.43           $ 0.43          $ 0.41          $ 0.41
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                    (0.40)             0.28             0.11            0.39           (0.66)
                                                   ------            ------           ------          ------          ------
      Total from investment operations             $ 0.02            $ 0.71           $ 0.54          $ 0.80          $(0.25)
                                                   ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.43)           $(0.43)          $(0.43)         $(0.40)         $(0.39)
  In excess of net investment income                (0.01)             --               --              --             (0.01)
                                                   ------            ------           ------          ------          ------
      Total distributions declared to
        shareholders                               $(0.44)           $(0.43)          $(0.43)         $(0.40)         $(0.40)
                                                   ------            ------           ------          ------          ------
Net asset value - end of period                    $ 5.22            $ 5.64           $ 5.36          $ 5.25          $ 4.85
                                                   ======            ======           ======          ======          ======
Total return                                        0.35%            13.81%           10.71%          17.03%         (4.51)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.69%             1.70%            1.72%           1.77%           1.79%
  Net investment income                             7.92%             7.78%            8.16%           8.02%           8.01%
Portfolio turnover                                   135%              137%              87%             59%             59%
Net assets at end of period (000,000
  omitted)                                            $94               $60              $28             $16              $3

# Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                               1999                1998             1997***
-----------------------------------------------------------------------------------------------------------------
                                                                 CLASS  I
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 5.61              $ 5.35              $ 5.34
                                                                   ------              ------              ------
Income from investment operations# -
  Net investment income                                            $ 0.49              $ 0.49              $ 0.04
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                               (0.40)               0.25                0.01
                                                                   ------              ------              ------
      Total from investment operations                             $ 0.09              $ 0.74              $ 0.05
                                                                   ------              ------              ------
Less distributions declared to shareholders -
  From net investment income                                       $(0.48)             $(0.48)             $(0.04)
  In excess of net investment income                                (0.01)               --                  --
                                                                   ------              ------              ------
      Total distributions declared to shareholders                 $(0.49)             $(0.48)               --
                                                                   ------              ------              ------
Net asset value - end of period                                    $ 5.21              $ 5.61              $ 5.35
                                                                   ======              ======              ======
Total return                                                        1.55%              14.77%               0.91%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        0.69%               0.71%               0.59%+
  Net investment income                                             8.99%               8.86%               8.70%+
Portfolio turnover                                                   135%                137%                 87%
Net assets at end of period (000,000 omitted)                          $9                  $4                  $3

*** For the period from the inception of Class I, January 2, 1997, through January 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after
    September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Income Fund (the Fund) is a diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an opened-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

International Funds (Bond and Equity) - Investments in foreign securities are vulnerable to the effects of changes in the relative values of local currency and the U.S. dollar and the effects of changes in legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk. Than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.During the year ended January 31, 1999, $1,057,692 and $80,343,400 were reclassified from accumulated distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions, respectively, to paid-in capital due to differences between book and tax accounting for currency transactions, defaulted securities and the expiration of capital loss carryforwards. This change had no effect on the net assets or net asset value per share.

At January 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $164,505,353, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 2000, ($64,105,312), January 31, 2001, ($16,884,352),
January 31, 2003, ($30,373,319), January 31, 2004, ($35,661,057) and January 31,
2007, ($17,481,313).

Multiple Classes of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS               BASED ON GROSS INCOME
-------------------------------------     -------------------------------------
First $200 million             0.220%     First $22 million               3.00%
In excess of $200 million      0.187%     In excess of $22 million        2.55%

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $22,450 for the year ended January 31, 1999.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $546,538 for the year ended January 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for shares purchased prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum (reduced to a maximum of 0.05% per annum for an indefinite period) of the Fund's average daily net assets attributable to Class A shares. Payment of the remaining portion of the 0.10% per annum Class A distribution fee will commence on such date as the trustees of the Fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $301,432 for the year ended January 31, 1999. Fees incurred under the distribution plan during the year ended January 31, 1999, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $38,629 and $642 for Class B and Class C shares, respectively, for the year ended January 31, 1999. Fees incurred under the distribution plan during the year ended January 31, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 1999, were $27,558, $735,066, and $48,263 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

Purchases and Sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,779,154,890 and $1,623,730,276, respectively

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $1,384,603,866
                                                              --------------
Gross unrealized appreciation                                 $   50,735,411
Gross unrealized depreciation                                    (81,296,110)
                                                              --------------
    Net unrealized depreciation                               $  (30,560,699)
                                                              ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                         YEAR ENDED JANUARY 31, 1999           YEAR ENDED JANUARY 31, 1998
                                     -------------------------------       -------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           69,138,322       $ 367,556,417        61,813,593       $ 337,332,651
Shares issued to shareholders
  in reinvestment of distributions     7,327,609          39,296,362         6,289,201          34,320,907
Shares reacquired                    (60,757,910)       (328,524,451)      (57,415,426)       (312,709,612)
                                      ----------       -------------        ----------       -------------
    Net increase                      15,708,021       $  78,328,328        10,687,368       $  58,943,946
                                      ==========       =============        ==========       =============
Class B Shares
                                         YEAR ENDED JANUARY 31, 1999           YEAR ENDED JANUARY 31, 1998
                                     -------------------------------       -------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           64,848,309       $ 348,181,856        46,709,978       $ 254,431,772
Shares issued to shareholders
  in reinvestment of distributions     3,523,279          18,851,542         2,517,816          13,755,688
Shares reacquired                    (45,051,012)       (242,322,297)      (36,845,461)       (200,663,673)
                                      ----------       -------------        ----------       -------------
    Net increase                      23,320,576       $ 124,711,101        12,382,333       $  67,523,787
                                      ==========       =============        ==========       =============
Class C Shares
                                         YEAR ENDED JANUARY 31, 1999           YEAR ENDED JANUARY 31, 1998
                                     -------------------------------       -------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           19,892,685       $ 106,915,192         9,605,530       $  52,647,803
Shares issued to shareholders
  in reinvestment of distributions       713,228           3,853,384           308,317           1,690,469
Shares reacquired                    (13,353,162)        (71,990,060)       (4,499,907)        (24,626,101)
                                      ----------       -------------        ----------       -------------
    Net increase                       7,252,751       $  38,778,516         5,413,940       $  29,712,171
                                      ==========       =============        ==========       =============
Class I Shares
                                         YEAR ENDED JANUARY 31, 1999           YEAR ENDED JANUARY 31, 1998
                                     -------------------------------       -------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                            1,073,851       $   5,962,205            69,923          $  380,529
Shares issued to shareholders
  in reinvestment of distributions       110,691             583,071            54,394             296,608
Shares reacquired                       (162,953)           (849,172)          (53,972)           (298,090)
                                      ----------       -------------        ----------       -------------
    Net increase                       1,021,589       $   5,696,104            70,345          $  379,047
                                      ==========       =============        ==========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended January 31, 1999, was $8,620. The Fund had no borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include, forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
Forward foreign currency sales under master netting agreements amounted to a net receivable of $161,111 with Merrill Lynch at January 31, 1999. At January 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended January 31, 1999, is set forth below:

                              BEGINNING
                                   SHARE   ENDING SHARE   DIVIDEND     ENDING
AFFILIATE                         AMOUNT         AMOUNT     INCOME      VALUE
-----------------------------------------------------------------------------
Ranger Industries, Inc.          266,768        266,768     $  --   $   74,962
Supermarkets General Holdings
Corp.                            529,098        323,098     $  --    8,723,646
Renaissance Cosmetics              7,189         16,087     $  --            0
                                                -------     ------  ---------

(9) Restricted Securities
The Fund may invest not more than 15% of its net total assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 1999, the Fund owned the following restricted securities (constituting 0.7% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                 SHARE/
                                   DATE OF    PRINCIPAL
DESCRIPTION                    ACQUISITION       AMOUNT        COST       VALUE
--------------------------------------------------------------------------------
Airplane Pass Through Trust,
  10.875s, 2019                  3/13/1996   $5,250,000  $5,250,000   $5,574,502
Atlantic Gulf Communities Corp.  9/25/1995          690    -  --             712
Envirosource, Inc.               5/15/1991          238     - 7,289          744
Merrill Lynch Mortgage
  Investors, Inc.,
  8.331s, 2022                   6/22/1994    4,500,000  -3,119,063    4,265,859
                                                                      ----------
                                                                      $9,841,817
                                                                      ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust III and Shareholders of MFS High Income
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Fund (a series of MFS Series Trust III) as of January 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended January 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended January 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at January 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Income Fund at January 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 5, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WERE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

MFS(R) HIGH INCOME FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                       CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive          State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified
services company)                                      AUDITORS
                                                       Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                   INVESTOR INFORMATION
                                                       For MFS stock and bond market outlooks, call
William J. Poorvu - Adjunct Professor, Harvard         toll free: 1-800-637-4458 anytime from a
University Graduate School of Business                 touch-tone telephone.
Administration
                                                       For information on MFS mutual funds, call your
Charles W. Schmidt - Private Investor                  financial adviser or, for an information kit,
                                                       call toll free: 1-800-637-2929 any business day
Arnold D. Scott* - Senior Executive                    from 9 a.m. to 5 p.m. Eastern time (or leave a
Vice President, Director, and Secretary,               message anytime).
MFS Investment Management
                                                       INVESTOR SERVICE
Jeffrey L. Shames* - Chairman, Chief                   MFS Service Center, Inc.
Executive Officer, and Director,                       P.O. Box 2281
MFS Investment Management                              Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant               For general information, call toll free:
                                                       1-800-225-2606 any business day from
David B. Stone - Chairman and Director,                8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment advisers)                                  For service to speech- or hearing-impaired,
                                                       call toll free: 1-800-637-6576 any business day
INVESTMENT ADVISER                                     from 9 a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company               this service, your phone must be equipped with
500 Boylston Street                                    a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                       For share prices, account balances, and
DISTRIBUTOR                                            exchanges, call toll free: 1-800-MFS-TALK
MFS Fund Distributors, Inc.                            (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                    telephone.
Boston, MA 02116-3741
                                                       WORLD WIDE WEB
PORTFOLIO MANAGER                                      www.mfs.com
Robert J. Manning*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                               -----------------
MFS(R) HIGH                                                         Bulk Rate
INCOME FUND                                                       U.S. Postage
                                                                      Paid
[Logo] M F S(R)                                                       MFS
INVESTMENT MANAGEMENT                                          -----------------
   We invented the mutual fund(R)



500 Boylston Street
Boston, MA 02116-3741






(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
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